Exhibit 10(b)

                                 ADDENDUM NO. 6

                          POOLING REINSURANCE AGREEMENT

                                     Between

                       THE EMPIRE MUTUAL INSURANCE COMPANY

                                       And

                          THE ALLCITY INSURANCE COMPANY

                             EXECUTED MARCH 28, 1983



It is mutually agreed, effective 12:01 A.M. January 1, 1983, that the pooling arrangement between Empire Mutual Insurance Company (hereinafter "Empire") and Allcity Insurance Company (hereinafter "Allcity"), shall continue in accordance with Addendum No. 4 which became effective as 12:01 A.M. January 1, 1976, and that addendum No. 5 which became effective as of October 1, 1981 is hereby terminated effective midnight, December 31, 1982.

Nothing contained herein shall otherwise vary, alter, waive, or extend any other terms or provisions of the Pooling Reinsurance Agreement, except as stated above.

Executed at New York, New York

this 28th day of March 1983.

                                            EMPIRE MUTUAL INSURANCE COMPANY

                                            By /s/ [illegible]
                                               ---------------------------------
                                               Executive Vice President



Attest:                                     ALLCITY INSURANCE COMPANY

By /s/ [illegible]                          By /s/ Andrew W. Attivissimo
   ---------------------------------           ---------------------------------
           Assistant Secretary                 Vice President and Controller


Attest:

By /s/ [illegible]
   ---------------------------------
           Assistant Secretary